UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023 (April 20, 2023)

THE HEALING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152805	26-2862618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11th Floor, Ten Grand Street, Brooklyn, New York	11249
(Address of principal executive offices)	(Zip Code)

+1 866-241-0670-
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2023, the board of directors of The Healing Company Inc. (the “Company”) resolved to amend (the “Amendment”) the Company’s Amended and Restated Articles of Incorporation, as amended, to restate in its entirety Article Fourth, Section B – Preferred Stock (i) to allow for the optional conversion of the Company’s outstanding Seed Preferred Shares and (ii) to conform and correct certain provisions in Article Fourth, Section B relating primarily to the calculation of, and adjustments to, the conversion price of the Seed Preferred Shares.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 3.1 (Certificate of Amendment) to this Current Report on Form 8-K and incorporated herein by reference.

The Company filed the Amendment with the Secretary of State of the State of Nevada on April 26, 2023 by way of the Certificate of Amendment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2023, the holders 28,695,667 shares of the Company’s Common Stock, constituting approximately 54.42% of the total issued and outstanding voting capital stock of the Company as of the that date approved the Amendment by written consent. Such approval and consent constitute the approval and consent of a majority of the total number of shares of the Company’s outstanding Common Stock and is sufficient under Section 78.320 of the Nevada Revised Statutes, the Company’s Amended and Restated Articles of Incorporation, as amended, and the Company’s Amended and Restated Bylaws to approve the Amendment.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment filed with the Nevada Secretary of State on April 26, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HEALING COMPANY INC.

Date: April 26, 2023	By:	/s/ Simon Belsham
	Name: Title:	Simon Belsham Chief Executive Officer

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